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                                                                     Exhibit 23B

                             Accountants' Consent
                             --------------------


The Board of Directors
Regency Realty Corporation:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                    /s/KPMG PEAT MARWICK LLP

                                                       KPMG PEAT MARWICK LLP


Jacksonville, Florida
July 10, 1997